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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this amendment to the registration statement of our report dated April 15, 1997 included in Medicis Pharmaceutical Corporation's Form 8-K/A dated January 9, 1998, and to all references to our Firm included in or made a part of this amendment to the registration statement.


                                          /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          Arthur Andersen LLP

Chicago, Illinois

February 4, 1998